Exhibit 10.6

EXECUTION VERSION

AMENDMENT NUMBER TWO TO AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT AND
SECOND AMENDMENT TO GUARANTEE AGREEMENT

THIS AMENDMENT NUMBER TWO TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT AND SECOND AMENDMENT TO GUARANTEE AGREEMENT (this “Amendment”), dated as of September 15, 2020, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as buyer (“Buyer”), GP Commercial WF LLC, a Delaware limited liability company, as seller (“Seller”), and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, as guarantor (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

WITNESSETH:

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of May 9, 2018, as amended by Amendment Number One to Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of June 28, 2019 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”);

WHEREAS, Guarantor has executed and delivered that certain Guarantee Agreement, dated as of June 28, 2017, as amended by that certain First Amendment to Guarantee Agreement, dated as of December 17, 2019 (as the same has been or may be further amended, modified and/or restated from time to time, the “Guarantee Agreement”); and

WHEREAS, Seller, Guarantor and Buyer have agreed, subject to the terms and conditions hereof, that the Master Repurchase Agreement and the Guarantee Agreement shall be amended as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to Master Repurchase Agreement. Effective as of the date of this Amendment, but subject to the terms and conditions of Section 3 hereof, Section 8.15 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with a reference to “Section 8.15 Reserved.”

2.	Amendments to Guarantee Agreement. Effective as of the date of this Amendment, but subject to the terms and conditions of Section 3 hereof, the Guarantee Agreement is hereby amended as follows:

(a)	Section 1 of the Guarantee Agreement is hereby amended by adding the following new defined term in its correct alphabetical order:

“CECL Reserves”: With respect to any Person and as of a particular date, all amounts determined in accordance with GAAP under ASU 2016-13 and recorded on the balance sheet of such Person and its consolidated Subsidiaries as of such date.

(b)	The lead-in language to Section 9 of the Guarantee Agreement is hereby amended and restated in its entirety as follows:

“9. Covenants. Guarantor, with respect to itself and its consolidated Subsidiaries, shall comply with the following financial covenants, calculated in conformity with GAAP, as adjusted pursuant to the last sentence of this Section 9:”

(c)	Section 9 of the Guarantee Agreement is hereby further amended by adding the following new sentence at the end thereof:

“Notwithstanding anything to the contrary herein, all calculations of the financial covenants in this Section 9 shall be adjusted to remove the impact of (i) CECL Reserves and (ii) consolidating any variable interest entities under the requirements of Accounting Standards Codification (“ASC”) Section 810 and/or transfers of financial assets accounted for as secured borrowings under ASC Section 860, as both of such ASC sections are amended, modified and/or supplemented from time to time. For the avoidance of doubt, and notwithstanding any adjustment to remove the impact of CECL Reserves, any allowances for losses related to any write-down or realized loss taken against the value of any asset shall not be excluded pursuant to this sentence from the calculations of the relevant financial covenants.”

3.	Conditions Precedent to Amendment. This Amendment shall become effective on the date upon which (a) Seller and Guarantor shall have duly executed and delivered to Buyer this Amendment and (b) Seller shall have duly executed and delivered to Buyer that certain Amendment Number One to Third Amended and Restated Fee and Pricing Letter, dated as of the date hereof (together with this Amendment, the “Amendment Documents”).

4.	Representations and Warranties of Seller and Guarantor. On and as of the date hereof, after giving effect to the Amendment Documents:

(a)	each of Seller and Guarantor hereby represents and warrants to Buyer that no Default or Event of Default exists, and no Default or Event of Default will occur as a result of the execution, delivery and performance by such party of each Amendment Document to which it is a party;

(b)	Seller hereby represents and warrants to Buyer that all representations and warranties of Seller contained in Article 7 of the Master Repurchase Agreement are true and correct in all material respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date); and

(c)	Guarantor hereby represents and warrants to Buyer that all representations and warranties of Guarantor contained in the Guarantee Agreement are true and correct in all material respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date).

5.	Fees and Expenses. Seller agrees to pay to Buyer all reasonable fees and out of pocket expenses incurred by Buyer in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel incurred in connection with this Amendment) pursuant to Section 13.02 of the Repurchase Agreement.

6.	Continuing Effect; Reaffirmation of Repurchase Documents.

(a)	As amended by the Amendment Documents, as applicable, all terms, covenants and provisions of the Master Repurchase Agreement and the Guarantee Agreement are ratified and confirmed by the respective parties thereto and shall remain in full force and effect. In addition, any and all guaranties (as amended hereby) and indemnities for the benefit of Buyer, and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by any Amendment Document, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in the Amendment Documents and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with the Amendment Documents.

(b)	Seller, Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Master Repurchase Agreement and the Guarantee Agreement and do not intend the Amendment Documents or the transactions contemplated thereby to be, and the Amendment Documents and the transactions contemplated thereby shall not be construed to be, a novation of any of the obligations owing by any Seller Party under or in connection with any Repurchase Document or any other document executed in connection therewith to which any Seller Party is a party.

(c)	It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of any Seller Party under the Master Repurchase Agreement and the other Repurchase Documents are preserved, and (ii) the liens and security interests granted under the Master Repurchase Agreement and other Repurchase Documents continue in full force and effect.

7.	Binding Effect; No Partnership. The provisions of the Master Repurchase Agreement and the Guarantee Agreement, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.

8.	Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “executed,” signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic transmission or electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

9.	Further Agreements. Each of Seller and Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of the Amendment Documents.

10.	Governing Law; Submission to Jurisdiction, Etc. The provisions of Sections 18.01 and 18.02 of the Master Repurchase Agreement are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis, as if more fully set forth herein.

11.	Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

12.	References to Repurchase Documents. All references to the Master Repurchase Agreement or the Guarantee Agreement in any Repurchase Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or the Guarantee Agreement, as applicable, as amended hereby, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Michael P. Duncan
	Name:	Michael P. Duncan
	Title:	Director

[Signature Page – Amendment Number Two to Amended and Restated
Master Repurchase Agreement and Securities Contract and Second Amendment to Guarantee Agreement]

SELLER:

GP Commercial WF LLC,
a Delaware limited liability company

By:	/s/ Marcin Urbaszek
	Name:	Marcin Urbaszek
	Title:	Chief Financial Officer

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation

By:	/s/ Marcin Urbaszek
	Name:	Marcin Urbaszek
	Title:	Chief Financial Officer

[Signature Page – Amendment Number Two to Amended and Restated
Master Repurchase Agreement and Securities Contract and Second Amendment to Guarantee Agreement]